UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

CEVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49842	77-0556376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2033 Gateway Place, Suite 150, San Jose, CA	95110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 408/514-2900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2008, CEVA, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2007. A copy of the press release, dated January 31, 2008, is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of CEVA, Inc., dated January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: January 31, 2008

By: /s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of CEVA, Inc., dated January 31, 2008.